Exhibit 10.3

AMENDMENT NO. 1 TO ROYALTY RIGHT AGREEMENT

June 29, 2018

To the Purchaser named on the signature page hereto Ladies and Gentlemen:

Reference is hereby made to that certain Royalty Right Agreement dated October 14, 2016 by and between Quotient Limited, a public limited liability company formed under the Laws of Jersey, Channel Islands (the “Seller”) and the Purchaser named on the signature page thereto (the “Existing Royalty Right Agreement”).The Seller and the Purchaser are each referred to in this Amendment No. 1 to Royalty Right Agreement (this “Amendment”) as a “Party” and are collectively referred to in this Amendment as the “Parties”. Capitalized terms used herein and not defined shall have the meaning ascribed to each in the Royalty Right Agreement. The rules of construction set forth in Annex A to the Royalty Right Agreement shall apply to this Amendment mutatis mutandis and are hereby incorporated by reference into this Amendment as if set forth fully in this Amendment.

RECITALS

WHEREAS, the Parties desire to, subject to the terms and conditions contained in this Amendment, amend the Existing Royalty Right Agreement as set forth in this Amendment (as so amended, the “Royalty Right Agreement”);

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I

AMENDMENT TO EXISTING ROYALTY RIGHT AGREEMENT

Section 1.1Amendment to Existing Royalty Right Agreement.

(a)The definition of “Royalty Right Percentage” in Annex A to the Existing Royalty Right Agreement is hereby amended by deleting the words “the product of (a) 0.014 multiplied by (b)” therefrom.

(b)The notice information contained in Section 6.1(b) of the Existing Royalty Right Agreement is amended and restated as follows:

if to the Seller, to: Quotient Limited

B1, Business Park Terre Bonne Route de Crassier 13

1262 Eysins Switzerland

Attention:   Christopher Lindop, Chief Financial Officer

Exhibit 10.3

4838-9510-1548.v1

Exhibit 10.3

With a copy by email to: Email:

ARTICLE II MISCELLANEOUS

Section 2.1Effect of this Amendment.

Except as expressly amended by this Amendment, the Existing Royalty Right Agreement shall remain unaltered and in full force and effect in accordance with its terms. To the extent any term or provision of this Amendment conflicts with any term or provision of the Existing Royalty Right Agreement, the terms and provisions of this Amendment shall control.

Section 2.2Successors and Assigns.

This Amendment will inure to the benefit of and be binding upon the parties hereto and their respective successors, permitted assignees and permitted transferees.

Section 2.3Severability.

Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by Law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 2.4Counterparts.

This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Amendment. Any counterpart may be executed by facsimile or other electronic transmission, and such facsimile or other electronic transmission shall be deemed an original.

Section 2.5Governing Law; Consent to Jurisdiction.

THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAW OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. To the extent permitted by applicable Law, the parties hereto hereby submit to the non- exclusive jurisdiction of the federal and state courts of competent jurisdiction in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Amendment or the transactions contemplated hereby.

{SIGNATURE PAGE FOLLOWS}

Exhibit 10.3

If the foregoing is in accordance with your understanding of this Amendment, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between us and you in accordance with its terms.

Very truly yours,

QUOTIENT LIMITED

By: /s/ Christopher Lindop

    Name: Christopher Lindop

    Title:         CFO

[Signature Page to Amendment to Royalty Right Agreement]

Exhibit 10.3

PURCHASER: [ENTITY]

By: [ENTITY]

By:

Name: Title:

[Signature Page to Amendment to Royalty Right Agreement]